Exhibit 99.1

PRESS RELEASE

FOR:	MDC Partners Inc.	CONTACT:	Matt Chesler, CFA
	745 Fifth Avenue, 19th Floor		VP, Investor Relations
	New York, NY 10151		646-412-6877
mchesler@mdc-partners.com

MDC PARTNERS INC. REPORTS STRONG RESULTS FOR THE
THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2014

Q3 REVENUE GROWTH OF 13.2%, WITH ORGANIC GROWTH OF 8.2%

ON TRACK TO DELIVER ON ALL FINANCIAL TARGETS FOR 2014

THIRD QUARTER HIGHLIGHTS:

•	Revenue increased to $326.9 million from $288.7 million, an increase of 13.2%
•	Organic revenue increased 8.2%
•	Net loss attributable to MDC Partners improved by $16.3 million to ($4.9) million from ($21.2) million
•	Adjusted EBITDA increased to $42.5 million from $39.4 million, an increase of 7.9% (see Schedules 2 and 3)
•	Adjusted EBITDA margin of 13.0% versus 13.6% in the same period last year (see Schedules 2 and 3)
•	Adjusted EBITDA Available for General Capital Purposes of $14.1 million versus $23.8 million in the same period last year (see Schedule 6)
•	Net New Business wins totaled a $28.7 million

YEAR-TO-DATE HIGHLIGHTS:

•	Revenue increased to $937.2 million from $841.8 million, an increase of 11.3%
•	Organic revenue increased 7.7%
•	Net Income (loss) attributable to MDC Partners increased $57.2 million to $2.7 million from a loss of ($54.5) million
•	Adjusted EBITDA increased to $127.7 million from $114.8 million, an increase of 11.2% (see Schedules 4 and 5)
•	Adjusted EBITDA margin of 13.6% versus 13.6% in the same period last year (see Schedules 4 and 5)
•	Adjusted EBITDA Available for General Capital Purposes of $65.8 million versus $66.3 million in the same period last year (see Schedule 6)
•	Net New Business wins totaled $107.0 million

NEW YORK, NY (October 29, 2014) – MDC Partners Inc. (NASDAQ: MDCA; TSX: MDZ.A) (“MDC Partners” or the “Company”) today announced financial results for the three and nine months ended September 30, 2014.

Miles S. Nadal, Chairman and Chief Executive Officer of MDC Partners, said, “This was yet another strong quarter for our business, and it is shaping up to be another exceptionally strong year as we are on pace to deliver on all of our financial objectives. But what’s most exciting is that we have established a solid foundation for what we believe will be an even better year in 2015. Our investments in recruiting and developing the industry’s best talent, developing and adopting new tools and technology on behalf of clients, adding strategic capabilities at the parent company to accelerate our partners’ growth, building a media business on par with our world class creative offering, and extending our offerings beyond North America are now paying off in a material way. We are thrilled about our future.”

Guidance for 2014 is maintained as follows:

		2014	2014	2014	Implied
	2013	Initial Guidance	Revised Guidance 1Q	Current Guidance	Year over Year
	Actuals	February 20	April 24	July 24 (unchanged)	Change
Revenue	$1.15 billion	$1.230 - $1.255 billion	$1.245 - $1.270 billion	$1.245 - $1.270 billion	+8.4% to +10.5%
Adjusted EBITDA	$159.4 million	$177 - $181 million	$181 - $185 million	$184 - $188 million	+15.4% to +17.9%
Adjusted EBITDA Margin	13.9%	14.4%	14.5% to 14.6%	14.8%	+90 basis points
Adjusted EBITDA Available for General Capital Purposes	$91.6 million	$104 - $108 million	$106 - $110 million	$108 - $112 million	+18.0% to +22.3%

Consolidated revenue for the third quarter of 2014 was $326.9 million, an increase of 13.2% compared to $288.7 million in the third quarter of 2013. Adjusted EBITDA for the third quarter of 2014 was $42.5 million, an increase of 7.9% compared to $39.4 million in the third quarter of 2013. Net loss attributable to MDC Partners in the third quarter was ($4.9) million compared to a loss of ($21.2) million in the third quarter of 2013. Diluted loss per share from continuing operations attributable to MDC Partners common shareholders for the third quarter of 2014 was ($0.10) compared to a loss of ($0.29) per share in the same period of 2013. Adjusted EBITDA Available for General Capital Purposes was $14.1 million in the third quarter of 2014 compared to $23.8 million in the third quarter of 2013.

For the nine month period ended September 30, 2014, consolidated revenue was $937.2 million, an increase of 11.3% compared to $841.8 million in the nine months ended September 30, 2013. Adjusted EBITDA for the nine months ended September 30, 2014 was $127.7 million, an increase of 11.2% compared to $114.8 million in the same period of 2013. Net income (loss) attributable to MDC Partners in the nine months ended September 30, 2014 was $2.7 million compared to a loss of ($54.5) million in 2013. Diluted income (loss) per share from continuing operations attributable to MDC Partners common shareholders for the nine months ended September 30, 2014 was $0.06 compared to a loss of ($0.93) per share in the same period of 2013. Adjusted EBITDA Available for General Capital Purposes was $65.8 million in the nine months ended September 30, 2014, compared to $66.3 million in the same period of 2013.

David Doft, CFO of MDC Partners, said, “Our performance this quarter positions us well to achieve industry leading organic revenue growth, strong EBITDA growth and operating leverage, and solid cash generation for the year. While our investment in organic growth initiatives as well as a larger and more significant slate of new business modestly impacted earnings and margin during the quarter, our expectations for the year stand, and we continue to be on pace to achieve our mid-term target margins of 15% to 17%.”

MDC Partners Announces $0.19 per Share Quarterly Cash Dividend

MDC Partners today also announced that its Board of Directors has declared a cash dividend of $0.19 per share on all of its outstanding Class A shares and Class B shares. The quarterly dividend will be payable on or about November 24, 2014, to shareholders of record at the close of business on November 10, 2014.

Conference Call

Management will host a conference call on Wednesday, October 29, 2014, at 4:30 p.m. (ET) to discuss results. The conference call will be accessible by dialing 1-412-902-4266 or toll free 1-888-346-6216. An investor presentation has been posted on our website www.mdc-partners.com and may be referred to during the conference call.

A recording of the conference call will be available one hour after the call until 9:00 a.m. (ET) November 13, 2014, by dialing 1-412-317-0088 or toll free 1-877-344-7529 (passcode 10054350) or by visiting our website at www.mdc-partners.com.

About MDC Partners Inc.

MDC Partners is one of the world’s largest Business Transformation Organizations that utilizes technology, marketing communications, data analytics, insights and strategic consulting solutions to drive meaningful returns on Marketing and Communications Investments for multinational clients in the United States, Canada and worldwide.

MDC Partners’ durable competitive advantage is to Empower the Most Talented Entrepreneurial Thought Leaders to Drive Business Success to new levels of Achievement, for both our Clients and our Shareholders, reinforcing the Company’s reputation as “The Place Where Great Talent Lives.”

MDC Partners’ Class A shares are publicly traded on NASDAQ under the symbol “MDCA” and on the Toronto Stock Exchange under the symbol “MDZ.A”.

Please visit us: www.mdc-partners.com

Follow us on Twitter: http://www.twitter.com/mdcpartners

Join us on LinkedIn: http://www.linkedin.com/company/mdc-partners

Find us on Instagram: http://www.instagram.com/mdcpartners

Non-GAAP Financial Measures

In addition to its reported results, MDC Partners has included in this earnings release certain financial results that the Securities and Exchange Commission defines as “non-GAAP financial measures.” Management believes that such non-GAAP financial measures, when read in conjunction with the Company’s reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company’s results. These non-GAAP financial measures relate to: (1) presenting Adjusted EBITDA and EBITDA margin (as defined) for the three and nine months ended September 30, 2014, and 2013; and (2) presenting Adjusted EBITDA Available for General Capital Purposes for the three and nine months ended September 30, 2014, and 2013. Included in this earnings release are tables reconciling MDC Partners’ reported results to arrive at these non-GAAP financial measures.

This press release contains forward-looking statements. The Company’s representatives may also make forward-looking statements orally from time to time. Statements in this press release that are not historical facts, including statements about the Company’s beliefs and expectations, earnings guidance, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and “put” option rights, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

•	risks associated with severe effects of international, national and regional economic downturn;
•	the Company’s ability to attract new clients and retain existing clients;
•	the spending patterns and financial success of the Company’s clients;
•	the Company’s ability to retain and attract key employees;
•	the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to “put” option right and deferred acquisition consideration;
•	the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities; and
•	foreign currency fluctuations.

The Company’s business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry. The Company intends to finance these acquisitions by using available cash from operations, from borrowings under its credit facility and through incurrence of bridge or other debt financing, any of which may increase the Company’s leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership. At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions. These opportunities require confidentiality and may involve negotiations that require quick responses by the Company. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company’s securities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10-K under the caption “Risk Factors” and in the Company’s other SEC filings.

SCHEDULE 1

MDC PARTNERS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(US$ in 000s, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013

Revenue	$326,890	$288,670	$937,178	$841,805

Operating Expenses:
Cost of services sold	216,505	189,204	608,380	556,739
Office and general expenses	77,811	88,828	234,543	217,033
Depreciation and amortization	12,480	9,462	34,505	28,429
	306,796	287,494	877,428	802,201

Operating profit	20,094	1,176	59,750	39,604

Other Income (Expenses):
Other, net	(9,659)	1,736	(8,894)	1,545
Interest expense and finance charges	(14,019)	(10,589)	(40,655)	(33,392)
Loss on Redemption of Notes	-	-	-	(55,588)
Interest income	43	37	153	202

Income (Loss) from continuing operations before income taxes and equity in non-consolidated affiliates	(3,541)	(7,640)	10,354	(47,629)

Income tax expense (benefit)	(263)	4,334	2,781	(8,189)

Income (Loss) from continuing operations before equity in non-consolidated affiliates	(3,278)	(11,974)	7,573	(39,440)
Equity in earnings of non-consolidated affiliates	81	73	223	196

Income (Loss) from continuing operations	(3,197)	(11,901)	7,796	(39,244)
Loss from discontinued operations attributable to MDC Partners Inc., net of taxes	(40)	(7,388)	(298)	(10,891)
Net Income (loss)	(3,237)	(19,289)	7,498	(50,135)
Net income attributable to the noncontrolling interests	(1,685)	(1,911)	(4,796)	(4,407)
Net income (loss) attributable to MDC Partners Inc.	$(4,922)	$(21,200)	$2,702	$(54,542)

Income (Loss) Per Common Share:
Basic
Income (Loss) from continuing operations attributable to MDC Partners Inc. common shareholders	$(0.10)	$(0.29)	$0.06	$(0.93)
Discontinued operations attributable to MDC Partners Inc. common shareholders	$(0.00)	$(0.16)	$(0.01)	$(0.23)
Net Income (Loss) attributable to MDC Partners Inc. common shareholders	$(0.10)	$(0.45)	$0.05	$(1.16)

Income (loss) Per Common Share:
Diluted:
Income (loss) from continuing operations attributable to MDC Partners Inc. common shareholders	$(0.10)	$(0.29)	$0.06	$(0.93)
Discontinued operations attributable to MDC Partners Inc. common shareholders	$(0.00)	$(0.16)	$(0.01)	$(0.23)
Net Income (loss) attributable to MDC Partners Inc. common shareholders	$(0.10)	$(0.45)	$0.05	$(1.16)

Weighted Average Number of Common Shares:
Basic	49,630,532	47,205,699	49,506,427	47,052,944
Diluted	49,630,532	47,205,699	50,134,263	47,052,944

SCHEDULE 2

MDC PARTNERS INC.

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

(US$ in 000s, except percentages)

For the Three Months Ended September 30, 2014

	Strategic	Performance
	Marketing	Marketing
	Services	Services	Corporate	Total

Revenue	$228,297	$98,593	-	$326,890

Net loss attributable to MDC Partners Inc.				$(4,922)
Adjustments to reconcile to Operating Profit:
Net income attributable to the noncontrolling interests				1,685
Loss from discontinued operations attributable to MDC Partners Inc., net of taxes				40
Equity in earnings of non-consolidated affiliates				(81)
Income tax benefit				(263)
Interest expense and finance charges, net				13,976
Other, net				9,659
Operating profit (loss)	$25,895	$5,557	($11,358)	$20,094
margin	11.3%	5.6%		6.1%

Additional adjustments to reconcile to Adjusted EBITDA:
Depreciation and amortization	6,790	5,269	421	12,480
Stock-based compensation	1,816	477	1,144	3,437
Acquisition deal costs	742	192	724	1,658
Deferred acquisition consideration adjustments to P&L	3,874	(1,251)	-	2,623
Profit distributions from affiliates	-	38	2,127	2,165

Adjusted EBITDA *	$39,117	$10,282	$(6,942)	$42,457
margin	17.1%	10.4%		13.0%

*	Adjusted EBITDA is a non-GAAP measure, but as shown above it represents operating profit (loss) plus depreciation and amortization, stock-based compensation, acquisition deal costs, deferred acquisition consideration adjustments, and profit distributions from affiliates.

SCHEDULE 3

MDC PARTNERS INC.

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

(US$ in 000s, except percentages)

For the Three Months Ended September 30, 2013

	Strategic	Performance
	Marketing	Marketing
	Services	Services	Corporate	Total

Revenue	$203,440	$85,230	-	$288,670

Net loss attributable to MDC Partners Inc.				$(21,200)
Adjustments to reconcile to Operating Profit:
Net income attributable to the noncontrolling interests				1,911
Loss from discontinued operations attributable to MDC Partners Inc., net of taxes				7,388
Equity in earnings of non-consolidated affiliates				(73)
Income tax expense				4,334
Interest expense and finance charges, net				10,552
Other, net				(1,736)
Operating profit (loss)	$28,338	$6,209	$(33,371)	$1,176
margin	13.9%	7.3%		0.4%

Additional adjustments to reconcile to Adjusted EBITDA:
Depreciation and amortization	5,807	3,358	297	9,462
Stock-based compensation	1,835	646	24,954	27,435
Acquisition deal costs	35	50	342	427
Deferred acquisition consideration adjustments to P&L	4,262	(3,545)	-	717
Profit distributions from affiliates	-	-	148	148

Adjusted EBITDA *	$40,277	$6,718	$(7,630)	$39,365
margin	19.8%	7.9%		13.6%

*	Adjusted EBITDA is a non-GAAP measure, but as shown above it represents operating profit (loss) plus depreciation and amortization, stock-based compensation, acquisition deal costs, deferred acquisition consideration adjustments, and profit distributions from affiliates.

SCHEDULE 4

MDC PARTNERS INC.

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

(US$ in 000s, except percentages)

For the Nine Months Ended September 30, 2014

	Strategic	Performance
	Marketing	Marketing
	Services	Services	Corporate	Total

Revenue	$655,262	$281,916	-	$937,178

Net income attributable to MDC Partners Inc.				$2,702
Adjustments to reconcile to Operating Profit:
Net income attributable to the noncontrolling interests				4,796
Loss from discontinued operations attributable to MDC Partners Inc., net of taxes				298
Equity in earnings of non-consolidated affiliates				(223)
Income tax expense				2,781
Interest expense and finance charges, net				40,502
Other, net				8,894
Operating profit (loss)	$84,995	$9,136	$(34,381)	59,750
margin	13.0%	3.2%		6.4%

Additional adjustments to reconcile to Adjusted EBITDA:
Depreciation and amortization	16,874	16,275	1,356	34,505
Stock-based compensation	6,067	2,684	3,482	12,233
Acquisition deal costs	1,338	978	1,397	3,713
Deferred acquisition consideration adjustments to P&L	9,428	5,288	-	14,716
Profit distributions from affiliates	-	321	2,481	2,802

Adjusted EBITDA *	$118,702	$34,682	$(25,665)	$127,719
margin	18.1%	12.3%		13.6%

*	Adjusted EBITDA is a non-GAAP measure, but as shown above it represents operating profit (loss) plus depreciation and amortization, stock-based compensation, acquisition deal costs, deferred acquisition consideration adjustments, and profit distributions from affiliates.

SCHEDULE 5

MDC PARTNERS INC.

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

(US$ in 000s, except percentages)

For the Nine Months Ended September 30, 2013

	Strategic	Performance
	Marketing	Marketing
	Services	Services	Corporate	Total

Revenue	$587,540	$254,265	-	$841,805

Net loss attributable to MDC Partners Inc.				$(54,542)
Adjustments to reconcile to Operating Profit:
Net income attributable to the noncontrolling interests				4,407
Loss from discontinued operations attributable to MDC Partners Inc., net of taxes				10,891
Equity in earnings of non-consolidated affiliates				(196)
Income tax benefit				(8,189)
Interest expense, finance charges, and loss on redemption of notes, net				88,778
Other, net				(1,545)
Operating profit (loss)	$78,766	$9,743	$(48,905)	$39,604
margin	13.4%	3.8%		4.7%

Additional adjustments to reconcile to Adjusted EBITDA:
Depreciation and amortization	17,334	10,106	989	28,429
Stock-based compensation	4,815	2,505	29,370	36,690
Acquisition deal costs	200	244	994	1,438
Deferred acquisition consideration adjustments to P&L	8,310	(2,910)	-	5,400
Profit distributions from affiliates	-	-	3,244	3,244

Adjusted EBITDA *	$109,425	$19,688	$(14,308)	$114,805
margin	18.6%	7.7%		13.6%

*	Adjusted EBITDA is a non-GAAP measure, but as shown above it represents operating profit (loss) plus depreciation and amortization, stock-based compensation, acquisition deal costs, deferred acquisition consideration adjustments, and profit distributions from affiliates.

SCHEDULE 6

MDC PARTNERS INC.

ADJUSTED EBITDA AVAILABLE FOR GENERAL CAPITAL PURPOSES

(US$ in 000s)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Adjusted EBITDA (1)	$42,457	$39,365	$127,719	$114,805
Net Income Attributable to Noncontrolling Interests	(1,685)	(1,911)	(4,796)	(4,407)
Capital Expenditures, net (2)	(13,789)	(3,777)	(20,034)	(13,018)
Cash Taxes	(241)	(356)	(359)	(555)
Cash Interest, net & Other (3)	(12,651)	(9,505)	(36,777)	(30,530)
Adjusted EBITDA Available for General Capital Purposes (4)	$14,091	$23,816	$65,753	$66,295

(1) Adjusted EBITDA is a non GAAP measure. See schedules 2 through 5 for a reconciliation of Net Income (loss) to Adjusted EBITDA.

(2) Capital Expenditures, net represents capital expenditures net of landlord reimbursements.

(3) Cash Interest, net & Other represents the quarterly accrual of cash interest under our Senior Notes.

(4) Adjusted EBITDA Available for General Capital Purposes is a non-GAAP measure, and represents funds available for repayment of debt, acquisitions, deferred acquisition consideration, dividends, and other general corporate initiatives.

SCHEDULE 7

MDC PARTNERS INC.

CONSOLIDATED BALANCE SHEETS

(US$ in 000s)

	September 30,	December 31,
	2014	2013

Assets
Current Assets:
Cash and cash equivalents	$48,885	$102,007
Accounts receivable, net	386,630	309,796
Expenditures billable to clients	102,053	63,246
Other current assets	31,054	25,458
Total Current Assets	568,622	500,507

Fixed assets, net	61,124	52,071
Investment in non-consolidated affiliates	472	275
Goodwill	928,209	744,333
Other intangible assets, net	65,575	56,262
Deferred tax assets	21,311	21,131
Other assets	62,015	50,648
Total Assets	$1,707,328	$1,425,227

Liabilities, Redeemable Noncontrolling Interests and Shareholders’ Deficit
Current Liabilities:
Accounts payable	$268,819	$246,694
Accruals and other liabilities	265,923	240,580
Advance billings	207,164	149,540
Current portion of long term debt	650	467
Current portion of deferred acquisition consideration	82,535	53,041
Total Current Liabilities	825,091	690,322

Long-term debt	743,148	664,661
Long-term portion of deferred acquisition consideration	127,381	100,872
Other liabilities	31,956	34,430
Deferred tax liabilities	66,471	63,020
Total Liabilities	1,794,047	1,553,305

Redeemable Noncontrolling Interests	185,925	148,534

Shareholders’ Deficit
Common shares	265,848	262,656
Shares to be issued	-	424
Charges in excess of capital	(188,808)	(126,352)
Accumulated deficit	(462,874)	(465,576)
Stock subscription receivable	(55)	(55)
Accumulated other comprehensive income (loss)	2,341	(797)
MDC Partners Inc. Shareholders’ Deficit	(383,548)	(329,700)
Noncontrolling Interests	110,904	53,088
Total Shareholders’ Deficit	(272,644)	(276,612)

Total Liabilities, Redeemable Noncontrolling Interests and Shareholders’ Deficit	$1,707,328	$1,425,227

SCHEDULE 8

MDC PARTNERS INC.

SUMMARY CASH FLOW DATA

(US$ in 000s)

	Nine Months Ended September 30,
	2014	2013

Cash flows provided by continuing operating activities	$42,105	$112,812
Discontinued operations	(298)	(7,461)
Net cash provided by operating activities	41,807	105,351

Cash flows used in continuing investing activities	(79,223)	(13,231)
Discontinued operations	-	(11)
Net cash used in investing activities	(79,223)	(13,242)

Net cash used in continuing financing activities	(15,512)	(88,904)

Effect of exchange rate changes on cash and cash equivalents	(194)	(223)

Net increase (decrease) in cash and cash equivalents	$(53,122)	$2,982